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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2002



                          Commission File No. 000-30911

                              THE PBSJ CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           FLORIDA                                       59-1494168
           -------                                       ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or organization)


                             2001 N.W. 107th AVENUE
                            MIAMI, FLORIDA 33172-2507
                            -------------------------
                    (Address of principal executive offices)



                                 (305) 592-7275
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On January 18, 2002, at the Company's annual stockholders' meeting, the Company's nominated Board of Directors was officially approved for 2002. The new Chairman for 2002 is Mr. Richard A. Wickett, the Company's current Chief Financial Officer and Treasurer. During 2001, Mr. Wickett held the positions of Vice Chairman, Chief Financial Officer, Treasurer and Senior Vice President. The Company's new Vice Chairman for 2002 is Mr. John B. Zumwalt, the Company's current President and Chief Executive Officer. During 2001, Mr. Zumwalt held the positions of President and Chief Operating Officer. The Company's Chairman and Chief Executive Officer during 2001, Mr. H. Michael Dye, will remain on the Board of Directors serving as a Vice President as he enters into retirement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  The PBSJ Corporation

Dated: February 14, 2002                          By: /s/ Richard A. Wickett
                                                       ----------------------
                                                       Richard A. Wickett
                                                       Chairman and Chief
                                                       Financial Officer